                                                                  EXECUTION COPY

                                 LEASE AGREEMENT

         This LEASE  AGREEMENT  (the "Lease") is made and entered into as of the
15th day of December, 2008 (the "Commencement Date"), by and between BUNGE NORTH
AMERICA, INC., a New York corporation ("Landlord"), and SOUTHWEST IOWA RENEWABLE
ENERGY, LLC, an Iowa limited liability company ("Tenant").

                                   WITNESSETH:

         WHEREAS,  Landlord is the owner of the real property located in Council
Bluffs,  Iowa, as more  particularly  described on Exhibit A attached hereto and incorporated herein by reference (the "Property"); and

         WHEREAS,  Landlord  desires to lease to Tenant,  and Tenant  desires to lease from Landlord, the Property, on the terms and conditions set forth herein.

                                   AGREEMENTS:

         NOW,  THEREFORE,  for and in  consideration  of the  mutual  agreements contained herein and for other good and valuable consideration,  the receipt and sufficiency  of which are hereby  acknowledged,  Landlord  and  Tenant  agree as follows:

         1. Lease of Property.  Landlord, for and in consideration of the rents, covenants and agreements herein reserved, mentioned and contained on the part of the  Tenant to be paid,  kept and  performed,  does  hereby  demise and lease to
Tenant,  upon and subject to the conditions herein expressed,  and Tenant hereby accepts from Landlord, the Property,  including without limitation the two grain elevators and any and all other fixtures, alterations, improvements or additions located on the Property (the "Improvements").

         2. Term. The term of this Lease (hereinafter referred to as the "Term")
shall  commence  on the  Commencement  Date and shall  end on the date  which is twelve (12) months thereafter, provided however that if the Commencement Date is a date other than the first day of a calendar month,  then the Term shall end on the  final  day of the  month  in  which  the  twelve-month  anniversary  of the
Commencement  Date falls (said date of  termination  being  known  herein as the
"Termination  Date"),  unless sooner  terminated or extended as herein provided.
The period from the  Commencement  Date  through the  Termination  Date shall be referred to herein as the "Initial  Term."  Notwithstanding  the foregoing,  the
Termination  Date  shall be  extended  at the end of the  Initial  Term and each
Additional Term for one (1) additional year (the "Additional Term(s)") if, on or before the date which is ninety (90) days prior to the  Termination  Date,  both
Landlord and Tenant shall agree in writing to said  extension.  The Initial Term and any Additional  Term(s) shall constitute the "Term" for purposes hereof.  As used  herein,  the term "Lease  Year" shall mean each  consecutive  twelve-month period  beginning  on the  Commencement  Date;  provided,  however,  that if the
Commencement  Date is a date other than the first day of a calendar month,  then the first Lease Year shall be the period commencing on the Commencement Date and ending on the final day of the month in which the  twelve-month anniversary of the Commencement Date falls, and each subsequent Lease Year shall be the twelve-month period immediately following the prior Lease Year.

         3. Base Rent. Tenant agrees that it shall pay base rental in the amount of Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars  ($66,666.67) per
month ("Base Rent") during the Term, such amount being pro-rated for any partial month.

         4.  Additional  Rent.  All  payments  to  Landlord  required  by Tenant hereunder which are not Base Rent shall be deemed "Additional Rent" for purposes hereof and may be collected in the same manner as Base Rent hereunder. Base Rent and Additional Rent shall together be referred to as "Rent."

         5. Payments of Rent. All payments of Base Rent shall be due and payable by Tenant to Landlord on or before the first day of each  calendar  month during the Term, and all payments of Additional Rent shall be due and payable by Tenant to Landlord on or before the date therefor required  hereunder,  in each case in lawful money of the United States of America at Landlord's  address set forth in the introductory paragraph above, or at such place as Landlord may, from time to time,  designate in writing.  If requested by Landlord in writing,  Tenant shall arrange for all payments of Rent to be made via automatic transfer of funds into a bank account  designated  by Landlord.  In the event that Tenant fails to make any payment of Rent in a timely manner,  Tenant shall be obligated to pay a late fee of $500 for each such late payment,  and each and every  installment of Rent accruing  under the  covenants  of this Lease  which shall not be paid when due, shall bear interest at the rate of eighteen  percent (18%) per annum,  or at the rate which is the highest rate which is at the time lawful in the state in which the Property is located,  whichever is less,  beginning on the date such payment is due, until the same shall be paid ("Interest").

         6.  Utilities.  Upon Tenant's  request,  Landlord  shall use reasonable efforts to arrange for the  following  utilities to be furnished to the Property at Landlord's sole cost and expense: water, electricity, telephone, sewer, trash and rubbish removal, and any other utility service desired by Tenant and used on the Property.  Notwithstanding  the foregoing,  Landlord's  total  out-of-pocket
expenses   incurred  in  connection  with  this  paragraph,   including  without
limitation any monthly or periodic service fees, taxes,  penalties,  surcharges, tap-on or connection fees or similar charges  relating to such utilities and any
charges   associated   with   establishing   utility  service  at  the  Property
(collectively,  "Utility  Charges")  shall not in any event  exceed One  Hundred
Fifteen Thousand and No/100 Dollars  ($115,000.00)  per Lease Year (the "Utility
Charges Cap").  If at any time Landlord is invoiced for or otherwise  incurs any such  Utility  Charges  in excess  of the  Utility  Charges  Cap,  Tenant  shall reimburse  Landlord for one hundred percent (100%) of all such charges and costs incurred by Landlord  in excess of the Utility  Charges  Cap. To the extent that
Tenant fails to reimburse  Landlord for any such Utility  Charges due  hereunder within ten (10) days  following  written  demand  therefor:  (a) Tenant shall be liable for Interest on any unpaid  amounts from the date paid by Landlord  until the date that the full amount to be reimbursed plus all Interest accrued thereon has been paid to  Landlord,  and (b) Landlord  shall be entitled to  discontinue utilities at the Property  until all such amounts owed by Tenant,  including all
Interest accrued thereon, has been paid to Landlord. Tenant agrees that Landlord shall not be liable for  damages,  direct or  indirect,  by abatement of Rent or otherwise,  for any failure,  delay, diminution or interruption of any utilities
or  services  for  any  reason,   except

when  such  delays,  diminutions  or  interruptions  are  caused  by  the  gross negligence  or willful  misconduct  of  Landlord.  Tenant shall have no right to terminate this Lease as a result of any such  interruption or failure of utility services and no such interruption or failure of utility services shall be deemed to constitute a constructive eviction of Tenant.

         7. Taxes and  Assessments.  Landlord shall pay before  delinquency  all real property  taxes levied,  assessed,  confirmed or imposed upon the Property.
Notwithstanding the foregoing, Landlord may contest any such taxes in any manner allowed by law as long as such  contest  does not place the Property in imminent danger of sale or forfeiture.  Tenant shall be solely responsible for payment of all personal property taxes or similar taxes and assessments associated with any personal  property,  inventory,  equipment  or other  items  owned by Tenant and stored on the Property.

         8. As Is. Except as otherwise  specifically  set forth  herein,  Tenant acknowledges  and agrees that Landlord shall not be required to alter,  remodel, decorate,  clean or  improve  the  Property  or to  demolish  and/or  remove any improvements,  equipment  or  property  located in the  Property  (or to provide
Tenant  with any  credit or  allowance  for any of the  foregoing),  and  Tenant further acknowledges and agrees that no representation or warranty regarding the condition  of the  Property  has been made by or on behalf of Landlord or relied upon by Tenant,  it being  agreed that Tenant  shall  accept the  Property in an
"as-is" "where-is" condition.  Tenant, at its expense,  shall obtain any and all certificates  of  occupancy,  special use permits,  business  licenses and other permits,  licenses,  approvals,  waivers  and the like which may be  required by applicable  law for Tenant's use and occupancy of the  Property.  The failure of
Tenant to obtain any such certificate,  permit, license, approval, waiver or the like shall not be a condition precedent to Tenant's obligation to pay Rent or to perform any of its other  obligations  hereunder  or affect the validity of this
Lease.

         9. Maintenance.

                  (a) Landlord shall keep, maintain, and repair the Property and any part thereof,  including,  without  limitation,  the  Improvements,  in good condition and repair; provided, however, that Tenant shall be responsible at its sole cost and expense for all  maintenance,  repairs or  replacements  which are necessary to keep the Property or any part thereof in good  condition and repair which arise as a result of (i) the gross  negligence  or willful  misconduct  of
Tenant, its employees,  agents, contractors,  licensees or invitees, or (ii) the failure  of Tenant to  report  any such  maintenance,  repairs  or  replacements pursuant to Section 9(c).

                  (b)   Notwithstanding   the   foregoing,    Landlord's   total
out-of-pocket  expenses  incurred in connection with this Section 9 shall not in any event exceed Ninety Thousand and No/100 Dollars  ($90,000.00) per Lease Year
(the "Maintenance  Expense Cap"), and Landlord shall not be required to (i) make any  expenditure  in excess of the  Maintenance  Expense Cap or (ii) perform any maintenance, repairs or replacements if the cost of said maintenance, repairs or replacements would exceed the Maintenance Expense Cap. Landlord may, in its sole discretion  and upon  Tenant's  request,  perform or cause to be performed  such maintenance,  repairs or replacements in excess of the Maintenance  Expense Cap.
All maintenance,  repairs and replacements on the Property or Improvements shall be  performed  by and at the  direction  of Landlord  and with  contractors  and subcontractors  approved by Landlord in its sole discretion.

To the extent that any  maintenance,  repairs and  replacements  are at Tenant's cost and expense,  Tenant shall  reimburse  Landlord within ten (10) days of the completion of said maintenance,  repair or replacement for all costs incurred by
Landlord,  plus  Interest from the date such expense was incurred by Landlord to the date that the full amount to be reimbursed plus all Interest accrued thereon has been paid to Landlord.

                  (c) Tenant shall promptly inform Landlord of all  maintenance, repairs or  replacements  which are required to the Property during the Term and
Landlord  shall have no  liability to Tenant for the failure to make any repairs to the extent Tenant has not provided such notice to Landlord.

                  (d) For  the  avoidance  of  doubt,  Tenant  shall  be  solely responsible  for all of Tenant's  operations at the Facility and Landlord  shall have no  obligation  to provide any labor or services  in  connection  with such operations.

         10. Insurance.

                  (a) At all times  during the Term of this  Lease,  Tenant,  at
Tenant's sole cost and expense, shall maintain the following types of insurance:

                           (1) Automobile  liability  insurance  covering owned,
         hired, and non-owned  vehicles against claims for bodily injury,  death and  property  damage,  with a combined  single  limit of not less than
         $1,000,000, or equivalent coverage using split limits;

                           (2) Commercial General Liability insurance, including
         contractual liability and products/completed operations, for claims for bodily injury,  death and property damage, with limits of not less than
         $1,000,000  for each  occurrence  and  $1,000,000  in the  General  and
         Products/Completed  Operations Aggregates,  and such insurance shall be written on an occurrence basis;

                           (3) Excess or Umbrella  liability  policy with limits
         of not less than  $4,000,000 per  occurrence and $4,000,000  aggregate;
         such Excess or Umbrella  liability  policy  shall  follow form with the primary liability policies and contain a drop-down provision in case of impairment of underlying limits;

                           (4)   Worker's   Compensation   insurance   providing
         statutory  benefits  for injury or  disease  in the State of Iowa,  and
         Employer's  Liability  with limits of at least  $500,000 for individual injury or disease, with an aggregate of $500,000 for disease; and

                           (5) Business interruption insurance in such amount as
         required  to insure  the  payment  of all Rent  required  to be paid by
         Tenant to Landlord for a period of twelve (12) months.

                  (b) The parties acknowledge and agree that Landlord shall have the right to increase the foregoing limits of insurance, or the type or scope of such  insurance  coverage,  from  time  to  time,  in its  sole  but  reasonable discretion.

                  (c) Tenant shall deliver to Landlord,  prior to the expiration date of  each  policy,  certificates  of  insurance,  evidencing  the  insurance coverage  herein  required to be maintained by Tenant and specifying the insured parties as required  herein.  All policies of insurance which Tenant is required to maintain  pursuant to this Lease  shall:  (1) provide  that they shall not be cancelled or non-renewed  without at least thirty (30) days prior written notice to  Landlord  and  Mortgagee  (if  applicable),  except ten (10) days notice for non-payment  of premium;  (2) name Tenant as the  insured and  Landlord  and any holder of a mortgage or deed of trust encumbering the Property from time to time
(a  "Mortgagee")  as lender loss payable on property  policy,  and as additional insured to general  liability  and  automobile  liability,  as their  respective interests  may appear;  (3) if the  Landlord so requests in writing at any time, shall  indicate any Mortgagee as loss payee,  as the interest of such  Mortgagee may  appear;  and (4) be valid and  enforceable  policies  issued by insurers of recognized responsibility,  properly licensed in the State of Iowa, with an A.M.
Best's  Rating of A- or better and Class VII or  better.  Tenant  shall  provide
Landlord and Mortgagee  with at least thirty (30) days prior  written  notice of any material  amendment  to any policy of insurance  which Tenant is required to maintain pursuant to this Lease.

                  (d) At all times during the Term of this Lease,  Landlord,  at
Landlord's sole cost and expense,  shall maintain property  insurance on an "all risks" of  physical  loss or damage  basis in an amount  equivalent  to the full replacement cost of the Improvements.

                  (e) Whenever (1) any loss, cost,  damage or expense  resulting from fire,  explosion or any other  casualty or occurrence is incurred by either
of  the  parties  to  this  Lease  in  connection   with  the  Property  or  the
Improvements,  and  (2)  such  party  is then  covered  in  whole  or in part by insurance with respect to such loss, cost, damage or expense,  then the party so insured  hereby  releases  the other  party  from any  liability  it may have on account  of such  loss,  cost,  damage or  expense  to the  extent of any amount recovered by reason of such insurance and waives any right of subrogation  which might  otherwise exist in or accrue to any person on account  thereof,  provided that such release of liability and waiver of the right of subrogation  shall not be  operative  in any case  where  the  effect  thereof  is to  invalidate  such insurance coverage. Each policy of insurance required to be maintained by either party  pursuant  to this Lease shall  contain an express  waiver of any right of subrogation by the insurance company against the other party, any Mortgagee, and their respective directors, officers, agents, employees, successors and assigns.

                  (f) To the extent that Tenant  fails to insure the Property in accordance with this Section 10,  Landlord may, at its option,  elect to pay for and/or procure such insurance on Tenant's behalf,  in which case Tenant shall be responsible to reimburse  Landlord upon written demand for all costs incurred by
Landlord in doing so, plus  Interest  from the date paid by Landlord to the date that the full amount to be reimbursed plus all Interest accrued thereon has been paid to  Landlord.  All such  amounts  shall be  "Insurance  Costs" for purposes hereof.

         11. Use. The Property  may be used and occupied  solely for  receiving, warehousing,  and distributing corn and milo as feedstock for Tenant's operation of that certain ethanol processing plant located near Council Bluffs, Iowa which is under development by Tenant as of the Commencement Date. Any other or further use of the Property shall require Landlord's prior written consent.

         12.      Environmental.

                  (a) Tenant will fully comply with all Hazardous Materials Laws
(defined  below) and agrees that Tenant,  its  employees,  agents,  contractors, licensees and invitees shall not use, manufacture,  release, store or dispose of any Hazardous  Materials  (defined  herein) in, on, under or about the Property.
However,  the  foregoing  shall not prohibit de minimis  quantities  of cleaning solvents and other materials which qualify as Hazardous  Materials but which are used and handled in accordance  with good property  management  practices and in compliance  with all Hazardous  Materials  Laws and without  disposal,  leaking, spillage or other  contamination  of or to the  Property or the  property of any third  party.  At any time  Landlord  is  notified or  otherwise  suspects  that
Hazardous  Materials,  or any other dangerous,  illegal or improper  conditions, exist with  respect to the  Property,  Landlord  may enter upon the  Property in order to conduct inspections,  tests or studies. In the event Landlord discovers the existence of any such Hazardous Materials or any breach of the provisions of this  Lease  due to fault or  other  act of  Tenant  or its  agents,  employees, contractors,  invitees or licensees, Tenant shall reimburse Landlord upon demand for the costs of all inspection,  sampling and analysis,  plus Interest from the date of Landlord's demand to the date that the full amount to be reimbursed plus all Interest accrued thereon has been paid to Landlord.

                  (b)  Tenant  hereby  agrees  to  indemnify,  defend  and  save harmless Landlord, its agents and all Mortgagees and their respective successors and  assigns,  from and against  any loss,  cost,  damage or expense  (including reasonable  attorneys'  fees)  arising out of or in any way  connected  with the existence,  use, manufacture,  storage,  disposal or other handling of Hazardous
Materials  on, under or about the  Property,  except to the extent (i) caused by
Landlord,  Landlord's  employees  or agents,  or  contractors  or tenants  under contract  or lease with  Landlord  or (ii) that  Tenant  proves  said  Hazardous
Materials  existed on the  Property  on or before  the  Commencement  Date.  The indemnity  obligations  of Tenant under this clause shall survive the expiration or any termination of this Lease.

                  (c)  For  purposes  hereof,  "Hazardous  Materials"  includes, without limitation, any flammable explosives,  radioactive materials,  hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability
Act of 1980,  as amended  (42 U.S.C.  Sections  9601,  et seq.),  the  Hazardous
Materials Transportation Act, as amended (49 U.S.C. Sections 1801, et seq.), the
Resource  Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901, et seq.),  and in the regulations  adopted and  publications  promulgated  pursuant thereto, or any other federal, state or local environmental law, ordinance, rule or regulation (collectively, "Hazardous Materials Laws").

         13. Alterations. Tenant shall not, without the prior written consent of
Landlord,  make any  alterations,  improvements  or additions to the Property or employ any person or contractor  to

provide such services to the Property. Such consent may be conditioned upon such matters as Landlord  reasonably deems appropriate,  including  submission to and review and approval by Landlord of complete  plans and  specifications  for such
work,   Landlord's   approval  and/or   employment  of  the  contractor   and/or
subcontractors,  the terms of their contracts, the maintenance of builder's risk and other appropriate  insurance,  the terms and procedures for payment for such work by Tenant  and the terms  and  procedures  pertaining  to the  delivery  of mechanic's  lien waivers in connection  therewith.  Tenant shall promptly pay to
Tenant's contractors,  when due, the cost of all such work, such that no lien is filed against the Property.  All work done by Tenant or its contractors pursuant hereto shall be done in a good and workmanlike  manner and shall comply with all applicable  laws and  ordinances  and  rules  and  regulations  of  governmental departments  or  agencies.  All  such  alterations,  additions  or  improvements constructed  or installed by or on behalf of Tenant shall become the property of the Landlord  upon the  expiration  or other sooner  termination  of this Lease, except that  Landlord  may, by written  notice to Tenant,  given at least thirty
(30) days prior to the expiration or  termination of this Lease,  require Tenant to remove any and all such  alterations,  additions or  improvements  and Tenant shall  repair  any  damage to the  Property  arising  from such  removal  or, at
Landlord's option, shall pay to Landlord all of Landlord's costs of such removal and repair.  The  provisions of this Section 13 shall survive the  expiration or termination of this Lease.

         14. Surrender.  Subject to Landlord's obligations to keep, maintain and repair the  Property  and the  Improvements  as set forth in  Section 9,  Tenant agrees that at the  termination or expiration of this Lease,  either by lapse of time or  otherwise,  Tenant will  surrender up  possession of the Property in as good  condition  and  repair  as the  same  shall  be in  upon  Tenant's  taking possession  thereof,  ordinary wear and tear excepted.  Tenant shall also remove its furniture,  equipment, trade fixtures, grain and all other items of personal property from the Property  prior to the  conclusion  of the Term.  Tenant shall repair,  or reimburse  Landlord on demand for the cost of repairing,  all damage done to the  Property  by such  removal.  If Tenant  does not remove  such items
(including, without limitation, grain), Tenant shall be conclusively presumed to have conveyed the same to Landlord without further payment or credit by Landlord to Tenant or, at Landlord's sole option,  such items shall be deemed  abandoned, in which event  Landlord  may cause such items to be removed and  disposed of at
Tenant's expense,  without notice to Tenant and without obligation to compensate
Tenant.  Tenant shall reimburse Landlord on demand for all costs of such removal and  disposition  of Tenant's  abandoned  property,  and Landlord  shall have no liability to Tenant in any respect regarding such property of Tenant.

         15.  Rights  Reserved to  Landlord.  Without  limiting any other rights reserved  or  available  to  Landlord  under  this  Lease,  at law or in equity,
Landlord reserves the following rights to be exercised at Landlord's election:

                  (a) Upon  reasonable  advance notice (except in the case of an emergency,  in which case no notice shall be required),  to inspect the Property and to make repairs, additions or alterations to the Property;

                  (b)  To  show  the   Property   to   prospective   purchasers,
mortgagees,  or other persons  having a legitimate  interest in viewing the same and, in addition,  at any time within one hundred eighty (180) days prior to the expiration of the Term to persons wishing to rent the

Property,  and to place and  maintain  "For Rent" or "For  Sale" or  "Available"
signs at, in or on the Property.

                  (c) To  assign  its  interest  in this  Lease  and/or to sell, assign,  convey or otherwise  dispose of the Property or any part thereof to any third party,  including without limitation the City of Council Bluffs,  Iowa. If
Landlord  assigns its rights under this Lease,  then  Landlord  shall thereby be released  from any  further  obligations  hereunder  arising  after  the date of transfer, provided that the assignee assumes Landlord's obligations hereunder in writing,  and Tenant shall look solely to  Landlord's  successor in interest for all future obligations of Landlord. Tenant hereby agrees to attorn to Landlord's successors  in interest,  whether such  interest is acquired by sale,  transfer, foreclosure, taking in payment, deed in lieu of foreclosure, or otherwise.

         16.  Mechanic's  Liens.  Tenant will not permit any mechanic's or other lien or encumbrance  to be filed against or placed upon the Property  during the
Term of this Lease, and in case of any such lien attaching will promptly pay all amounts  necessary  to cause the release of the same.  If default in the payment thereof shall  continue for ten (10) business days after written  notice thereof from Landlord to Tenant, Landlord shall have the right of paying the same or any portion  thereof,  and any  amount  or  amounts  so paid,  including  reasonable attorneys' fees and expenses, together with Interest on the amount or amounts of such expenditures from the respective dates thereof until the date that the full amount to be  reimbursed  plus all  Interest  accrued  thereon  has been paid to
Landlord,  shall become  Additional Rent due from Tenant to Landlord  hereunder.
Notwithstanding  the  foregoing,  Tenant  shall  have the right to  contest  the validity  or amount of any  mechanic's  lien claim upon  Tenant's  posting  with
Landlord prior to such contest security  reasonably  satisfactory to Landlord in an amount  reasonably  sufficient to discharge  any such lien in full,  plus any applicable interest or penalties.

         17. Default and Termination.

                  (a) Tenant  covenants and agrees that:  (1) if default be made by Tenant in the payment of any rent or other sums herein provided to be paid by
Tenant to Landlord and such default shall  continue for five (5) days after such payment is due; or (2) if Tenant shall make  default in any of the  covenants of this Lease to be kept and  performed by Tenant and such default  shall  continue after thirty (30) days' notice thereof in writing by Landlord to Tenant;  or (3)
if at any time  after the date of this  Lease  any  proceedings  in  bankruptcy, insolvency or reorganization  shall be instituted against Tenant pursuant to any federal or state law now or hereafter enacted, or a receiver or trustee shall be appointed  for all or any  portion of Tenant's  business  or  property  and such action or  appointment  is not  dismissed  within  ninety (90) days;  or (4) any execution or attachment  shall issue against Tenant of any of Tenant's  business or property or any of Tenant's  interest in the Property  acquired by or through this Lease,  or if Tenant shall be adjudged a bankrupt or  insolvent,  or Tenant shall make an assignment for the benefit of creditors, or if Tenant shall file a voluntary  petition  in  bankruptcy  or  shall  petition  for or  enter  into an arrangement  or  reorganization,  composition  or  any  other  arrangement  with
Tenant's  creditors  under any  federal or state law now or  hereafter  enacted;
then,  Landlord may treat the occurrence of such event as a breach of this Lease and  thereupon  at its option  may,  exercise  any one or more of the  following described  remedies,  in addition to all other rights and  remedies  provided to
Landlord, whether at law, in equity, or otherwise:

               (1)  Landlord  may  terminate  this  Lease  and the Term  created hereby,  in which event Landlord may forthwith  repossess the Property and recover  forthwith as damages a sum of money equal to the value of the Rent (including,  without  limitation,  all Base Rent,  Additional
          Rent and all  other  sums  required  to be paid by  Tenant  hereunder)
          provided  to be paid by Tenant for the  balance of the Term hereof and any other sum of money and damages  owed by Tenant to  Landlord,  less the amount of the fair rental  value of the  Property for said period;
          provided  that if the fair rental  value shall exceed the value of the rent provided to be paid by Tenant for the balance of the Term hereof,
          Landlord  shall have no obligation to pay to Tenant such excess or any part thereof; or

               (2) Landlord may terminate  only Tenant's right of possession and
          may  repossess  the  Property,   by  taking  peaceful   possession  or
          otherwise,  without  terminating  this Lease,  in which event Landlord may,  but  shall be under no  obligation  to,  relet  the same for the account of Tenant, for such rent and for such time (which may be for a term  extending  beyond the Term of this Lease) and upon such terms as the Landlord  shall  determine,  and Landlord shall not be required to accept any tenant  offered  by Tenant or to observe  any  instructions given by the Tenant  relative to such  reletting.  Landlord shall have the right to make  repairs,  alterations  and  additions  in or to the
          Property  and  redecorate  the same to the extent  deemed by  Landlord necessary or desirable and in connection therewith change the locks to the Property,  and Tenant shall, upon demand, pay to Landlord the cost thereof together with the Landlord's  expenses of reletting.  Landlord may  collect  the rents  from any such  reletting  and apply the same, first, to the payment of the expenses of reentry, redecoration, repair and  alterations  and the expenses of  reletting,  and second,  to the payment of rent and  additional  rent to be paid by Tenant  hereunder, and any excess or residue shall  operate only as an offsetting  credit against  the amount of rent and  additional  rent  thereafter  due and payable  hereunder.  The use of such  offsetting  credit to reduce the amount of rent and additional rent due Landlord,  if any, shall not be deemed to give  Tenant  any  right,  title or  interest  in or to such excess or  residue  and any such  excess or  residue  shall  belong to
          Landlord solely; provided that in no event shall Tenant be entitled to a credit on its  indebtedness  to Landlord in excess of the  aggregate sum (including rent and additional rent) which would have been paid by
          Tenant  for the  period  for  which  the  credit  to  Tenant  is being determined,  had no event of default  occurred.  No such  re-entry  or repossession,  repairs,  alterations and additions, or reletting shall be  construed as an eviction or ouster of the Tenant or as an election on Landlord's part to terminate this Lease or shall operate to release the Tenant, in whole or in part, from any of the Tenant's  obligations hereunder. Landlord shall have the right, at any time and from time to time, to sue and recover  judgment for any  deficiencies  from time to time remaining after the application from time to time of the proceeds of any such reletting.

     (b) Landlord may in Landlord's  sole  discretion  terminate  this Lease and
Tenant's  possession  of the Property  upon 10 days prior notice to Tenant upon:
(1)  termination of that certain Grain Feedstock  Supply  Agreement of even date herewith  between Tenant and  AGRI-Bunge,  LLC and that certain Grain  Feedstock
Agency Agreement between the Tenant and

AGRI-Bunge,  LLC dated  October  13,  2006,  as  amended by that  certain  First
Amendment  dated as of the  date  hereof,  or (2)  termination  of that  certain
Purchase  Agreement  between  Tenant and  Landlord  dated as of the date hereof;
provided, however, that Tenant shall have a period of 20 days following any such termination to remove its furniture,  equipment,  trade fixtures,  grain and all other items of personal  property from the Property in  accordance  with Section
14. Tenant shall promptly initiate and conduct such removal and shall coordinate with Landlord to promptly transition Tenant's use of the Property to Landlord.

     18. Remedies of Landlord.

     (a) Upon  termination  of Tenant's right of possession  hereunder,  whether this Lease be  terminated or not,  Tenant agrees to surrender  possession of the
Property promptly, and hereby grants to Landlord full, free and complete license to enter into and upon the  Property,  or any part thereof,  to take  possession thereof, with process of law, and to expel and remove Tenant or any other person who may be occupying the Property,  or any part thereof,  and Landlord may, with process of law use such force in and about  expelling  and  removing  Tenant and said  other  persons  as  may  reasonably  be  necessary,  but  said  entry  and repossession  of the Property  shall not constitute a trespass or forcible entry or detainer,  nor shall it cause a forfeiture or  cancellation of rents or other sum or sums due or to become due during the full stated term of this Lease,  nor a waiver of any covenant,  agreement or promise herein contained to be performed by Tenant.

     (b)  Landlord  shall  have the  right  (but not the  obligation)  to pay or perform any  obligation  of Tenant  hereunder;  provided that no such payment or performance  by  Landlord  shall  waive or cure any event of  default by Tenant.
Tenant shall pay to Landlord, upon demand, any and all amounts and expenses paid or  incurred  by  Landlord  in paying or  performing  any  obligation  of Tenant hereunder,  together with Interest  thereon from the date such amount is paid or such expense is incurred until Landlord is fully reimbursed by Tenant.

     (c) It is further covenanted and agreed that Landlord may pursue any of the remedies in this Lease  provided,  or any which may be allowed at law, in equity or by  statute,  either  separately  or  concurrently,  and  that any and all of
Landlord's rights and remedies are cumulative and not alternative, and shall not be  exhausted  by the  exercise  thereof on one or more  occasions.  No delay or omission to exercise  any remedy or right  accruing on any default  shall impair any such remedy or right,  or be construed as a waiver of any such  default,  or acquiescence  therein, nor shall it affect any subsequent default of the same or a different nature, but every such remedy or right may be exercised from time to time, and as often as may be deemed expedient by Landlord.

     19. Casualty.

     (a) In the  event  that the  Property  is  damaged  or  destroyed  by fire, explosion or other  casualty or  occurrence  (a  "Casualty"),  Tenant shall give prompt  notice  thereof to Landlord.  Landlord  shall use good faith  efforts to deliver  to Tenant  within  sixty  (60) days  after  such  Casualty a good faith estimate (the "Damage Notice") of the time needed to repair the damage caused by such Casualty.

     (b) If a material  portion of the Property is damaged by Casualty such that
Tenant is  prevented  from  conducting  its business on the Property in a manner reasonably  comparable to that  conducted  immediately  before such Casualty and
Landlord  estimates  that the damage caused  thereby  cannot be repaired  within sixty (60) days after the  commencement of repairs (the "Repair  Period"),  then
Tenant may terminate this Lease by delivering  written notice to Landlord of its election to terminate  within  thirty (30) days after the Damage Notice has been delivered to Tenant.

     (c) If a  Casualty  damages  the  Property  or a  material  portion  of the
Improvements  and (1) Landlord  estimates that the damage to the Property cannot be  repaired  within  the  Repair  Period;  (2)  Landlord  makes  a  good  faith determination  that restoring the  Improvements  would be  uneconomical;  or (3)
Landlord is required to pay any insurance  proceeds  arising out of the Casualty to a Mortgagee,  then Landlord may terminate this Lease by giving written notice of its election to terminate within thirty (30) days after the Damage Notice has been delivered to Tenant.

     (d) If neither party elects to terminate  this Lease  following a Casualty, then Landlord  shall,  within a reasonable  time after such  Casualty,  begin to repair the Property and shall proceed with  reasonable  diligence to restore the
Property  and the  Improvements  to  substantially  the same  condition  as they existed  immediately  before  such  Casualty;  however,  Landlord  shall  not be required to repair or replace any alterations constructed by Tenant (which shall be promptly and with due  diligence  repaired and restored by Tenant at Tenant's sole cost an expense) or any equipment, grain inventory, or personal property of
Tenant or others on the Property, and Landlord's obligation to repair or restore the  Property  and the  Improvements  shall  be  limited  to the  extent  of the insurance  proceeds  actually received by Landlord for the Casualty in question.
There shall be no abatement of Tenant's obligations to pay Rent as the result of any such damage or  destruction,  except that,  to the extent and for so long as any insurance policy  maintained by Tenant pays Landlord for loss of Rent during said period, Tenant shall be entitled to a rent abatement in like amount.

     20. Condemnation.

     (a) Total Taking.  If the whole of the Property is taken under the power of eminent domain,  this Lease will terminate as of the date possession is taken by the condemning authority.

     (b) Partial Taking. If any portion of the Property is taken under the power of eminent domain,  then this Lease will terminate as to the portion so taken as of the date possession is taken by the condemning authority;  provided, however, that this Lease shall remain and  continue in full force and effect  relative to the portion of the  Property not so taken until the  expiration  of the Term and
Tenant  shall be  entitled  to an  equitable  abatement  of Rent  based upon the utility and extent of the portion of the Property so taken.

     (c) Substantial Partial Taking. Notwithstanding anything to the contrary in
Section  20(b)  above,  if more than  thirty  percent  (30%) of the  Property is permanently  taken under the power of eminent  domain which renders the Property reasonably  unusable by Tenant for the Tenant's permitted use to the extent then being used, as reasonably  determined,  then both

Landlord and Tenant shall have the option to unilaterally  terminate this Lease.
Such  option  must be  exercised,  if at all,  by giving  written  notice to the non-terminating  party  within  sixty (60) days after  receipt of notice of such taking and such  termination  shall be effective on the  effective  date of such taking.  In the  event  this  Lease is not  terminated  as a result  of any such taking,  any obligations of Tenant  hereunder and all of the other provisions of this Lease shall remain in full force and effect;  provided,  however, that this
Lease shall remain and continue in full force and effect relative to the portion of the Property not so taken until the  expiration  of the Term and Tenant shall be entitled to an equitable  abatement of Rent based upon the utility and extent of the portion of the Property so taken.

     (d)  Damages.  All damages  awarded for any such taking  under the power of eminent domain, whether for the whole or a part of the Property, shall belong to and be the property of Landlord;  provided,  however,  that so long as Tenant is not in  default  hereunder,  Tenant  may  make a  separate  claim  the  cost  of relocation.

     (e) Rent.  If this Lease is  terminated as provided in this Section 20, all
Rent shall be paid to Landlord up to the date that possession is taken.

     (f)  Voluntary  Sale. A voluntary  sale by Landlord to any person or entity having the power of eminent  domain,  either under the threat of condemnation or while  condemnation  proceedings  are pending,  shall be  considered a taking by eminent  domain for the purposes of this  Section;  provided  that in such event
Tenant shall be entitled to recover any of its costs of relocation to the extent
Landlord  is able to obtain  reimbursement  for such costs from such  condemning authority.

     21. Holding Over. Should Tenant fail to vacate and relinquish possession  of the  Property  after  the  expiration  of  the  Term  or  earlier termination  of this Lease or of Tenant's  right of  possession of the Property,
Tenant  shall for  purposes of such  holding over be construed to be a tenant at sufferance  at monthly  installments  of rent equal to one hundred fifty percent
(150%) of the monthly Base Rent in effect as of the date of such  expiration  or earlier  termination  and the full amount of its  Additional  Rent due hereunder during each month or portion thereof for which Tenant shall retain possession of the  Property or any part  thereof.  Tenant shall also be liable to Landlord for all damages,  losses and costs which  Landlord  suffers or incurs because of any holding over by Tenant,  and Tenant shall indemnify  Landlord against all claims made by any other tenant or prospective  tenant against Landlord  resulting from delay by Landlord in delivering  possession of the Property to such other tenant or prospective  tenant. The provisions of this Section 21 shall not be deemed to limit or  constitute  a waiver  of any  other  rights or  remedies  of  Landlord provided herein or at law or in equity.

     22. Assignment and Subletting. Tenant shall not assign this Lease or sublet the Property,  or any portion thereof,  without in each case first obtaining the prior written  consent thereto of Landlord.  Any assignment or sublease  without such previous  written consent of Landlord shall be null and void. Any change in control of Tenant shall constitute an assignment for purpose of this Section 22.
If Landlord grants consent to such sublease or assignment,  Tenant shall pay all of the attorney  fees of Landlord  incurred  with respect to such  assignment or sublease.

     23.  Subordination.  The rights and  interest  of Tenant  under this Lease, including without limitation any right of first refusal granted pursuant to this
Lease,  shall be subject and  subordinate to any mortgage or trust deed that may now or  hereafter  exist  or be  placed  upon  the  Property  and to any and all advances  made  thereunder,  and to the  interest  thereon,  and  all  renewals, replacements and extensions thereof.  Any mortgagee or trustee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage or trust deed.  Tenant shall execute and deliver  whatever  instruments may be reasonably required for such purposes including, but not limited to, such subordination,  non-disturbance and attornment agreements or lease estoppels and
certificates   as  Landlord   requests  in  conjunction   with  any  anticipated
assignment,  conveyance,  transfer,  financing or  refinancing of the Landlord's interests in the Property.

     24. Indemnity.  Tenant covenants and agrees that it will protect, indemnify and forever  save and keep  harmless  Landlord  of, from and against any and all
penalties,   fines,  damages,  loss,  costs,  charges  and  expenses  whatsoever
(including,  without  limitation,  attorneys' fees) which arise as the result of any breach or default by Tenant in the  performance  or observance of any of the covenants of this Lease or any  accident,  injury,  loss or damage  resulting to person or property caused by Tenant, its employees, agents, vendors, independent contractors or business invitees or otherwise in, upon, at or from the Property, unless the such penalty,  fine,  damage,  loss, cost,  charge or expense results directly from the gross  negligence or willful  misconduct of the Landlord.  The provisions of this  paragraph  will survive the expiration or termination of the
Term of this Lease.

     25. Notices.  All notices required or permitted under this Lease will be in writing and will be deemed given and made: (i) if by personal  delivery,  on the date of such delivery,  (ii) if by facsimile,  on the date sent (as evidenced by confirmation  of  transmission  by  the  transmitting  equipment),  (iii)  if by nationally  recognized  overnight  courier,  on the next  business day following deposit,  and (iv) if by  certified  mail,  return  receipt  requested,  postage prepaid,  on the  third  business  day  following  such  mailing;  in each  case addressed to the address or facsimile number shown below for such party, or such other  address or facsimile  number as such party may give to the other party by notice:

                  If to Landlord:

                  Bunge North America, Inc.
                  11720 Borman Drive
                  St. Louis, Missouri  63146
                  Attn: Senior Vice President - Bunge Grain
                  Facsimile: (314) 292-2110

                  with copies to:

                  Bunge North America, Inc.
                  11720 Borman Drive
                  St. Louis, Missouri  63146
                  Attn:  General Counsel
                  Facsimile:  (314) 292-2521

                  If to Tenant:

                  Southwest Iowa Renewable Energy, LLC
                  10868 189th Street
                  Council Bluffs, Iowa 51503
                  Facsimile: (712) 366-0394

                  with copies to:

                 David E. Gardels
                 Husch Blackwell Sanders LLP
                 1620 Dodge Street, Suite 2100
                 Omaha, NE 68102
                 Facsimile: (402) 964-5050

     26.  Successors and Assigns.  This Agreement  shall inure to the benefit of and be binding upon the parties hereto and the permitted  successors and assigns of the parties hereto respectively.

     27. Brokerage.  Landlord and Tenant each represent that Landlord and Tenant have not dealt with any party as broker(s) in  connection  with this Lease,  and that insofar as each party knows,  no other broker  negotiated  this Lease or is entitled  to any  commission  in  connection  therewith.  Each  party  agrees to indemnify, defend and hold the other, its beneficiaries or its partners, and any
of  its  or  their  employees,  agents,  legal  representatives,   shareholders,
directors,  officers, partners,  successors or assigns harmless from and against any claims made by any broker or finder for a  commission  or fee in  connection with this Lease,  provided  that the other party has not in fact  retained  such broker or finder.

     28. Signage.  Tenant shall be solely responsible for all costs and expenses relating to the  installation,  maintenance and removal of any signage installed on or at the Property by Tenant, which shall be removed by the conclusion of the
Term or upon the earlier termination of this Lease and all damage caused by such removal  shall be repaired by Tenant.  All such  signage  shall  comply with all applicable laws, rules and regulations.

     29. Estoppel  Certificate.  Within ten (10) business days after  Landlord's written request,  Tenant shall execute,  acknowledge and deliver to Landlord, or to any third  party  designated  by  Landlord,  a written  estoppel  certificate certifying  (i) that none of the terms or  provisions  of this  Lease  have been changed (or if they have been changed, stating how they have been changed), (ii)
that this  Lease has not been  canceled  or  terminated,  (iii) the last date of payment of Rent and other  charges and the time period  covered by such payment,
(iv) that  Landlord  is not in default  under this Lease  (or,  if  Landlord  is claimed to be in default, stating the reasons therefor with particularity),  and
(v) such other  information  with respect to Tenant or the Lease as Landlord may reasonably  request,  it being agreed that each such  certificate  may be relied upon by any prospective purchaser,  mortgagee,  prospective mortgagee,  or other person

having or  acquiring an interest in the  Property.  If Tenant fails to deliver a certificate in the form required  hereunder  within ten (10) business days after
Landlord's written request for same then Tenant's failure to execute and deliver any such  certificate to Landlord (or to any such designated  third party) shall automatically  constitute  Tenant's  approval of the  requested  certificate  as though such certificate had been executed and delivered by Tenant to Landlord or such designated  third party in form identical to the form submitted by Landlord to Tenant.

     30. General.

          (a) This Lease  contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such  matter  shall be  effective.  This  Lease may be  modified  in writing only signed by the parties hereto.

          (b) This Lease is to be  construed  according to the laws of the state in which the Property is located.

          (c)  If  any  term,  condition  or  provision  of  this  Lease  or the application  thereof to any party  hereto or  circumstances  shall,  to any extent,  be invalid or  unenforceable,  the remainder of this Lease, or the application of such term or provision to any party hereto or  circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby,  and each term,  condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

          (d) Feminine or neuter  pronouns  shall be  substituted  for masculine form or vice versa,  and the plural shall be  substituted  for the singular number or vice versa in any place or places herein in which the context may require such substitution or substitutions.

          (e) The  headings  or  captions  of  Sections  of this  Lease  are for convenience and reference only, and in no way define, limit or describe the scope of this Lease or the provisions of such Section.

          (f) This  Lease may be  executed  in any number of  counterparts  that together shall constitute the Lease between the parties.

          (g) Time is of the essence as to all provisions of this Lease.

          (h) In the event that  either  party is  required  to bring any action against the other party to enforce the other party's obligations under this
     Lease,  then  the  prevailing  party  shall  be  entitled  to  recover  its litigation expenses including reasonable attorneys' fees and costs.

          (i) Neither this Lease nor any memorandum thereof shall be recorded.

          (j) Landlord shall not be in default hereunder and Tenant shall not be excused from  performing  any of its  obligations  hereunder if Landlord is prevented  from  performing  any of its  obligations  hereunder  due to any accident,  breakage,  strike, delay in obtaining any governmental permit or license,  including any building permit, shortage of materials,  act of God or other causes beyond Landlord's reasonable control.

          (k) It is  expressly  understood  and  agreed by  Tenant  that none of
     Landlord's  covenants,  undertakings  or agreements are made or intended as
     personal   covenants,   undertakings  or  agreements  by  Landlord  or  the
     shareholders,  directors  or officers of  Landlord,  and any  liability  of
     Landlord   or  the   members  in   Landlord   for   damages  or  breach  or
     non-performance  by Landlord or otherwise  arising  under or in  connection with this Lease or the relationship of Landlord and Tenant hereunder, shall be collectible only out of Landlord's interest in the Property, as the same may then be encumbered, and no personal liability is assumed by, nor at any time may be asserted against  Landlord,  all such liability,  if any, being expressly waived and released by Tenant.

          (l) The  liability  of Landlord to Tenant (or any person  claiming by, through or under  Tenant) for any  default by  Landlord  under the terms of this Lease or any matter relating to or arising out of the occupancy or use of the  Property  shall be  limited  to  Tenant's  actual  direct  (but not consequential) damages.

          (m) Landlord shall not be liable for any loss or damage to property of
     Tenant or of others  located on the  Property,  unless  such loss or damage shall be caused by the willful act or gross  negligence  of Landlord or its agents,  contractors,  or employees.  Landlord  shall not be liable for any loss or damage resulting from fire, explosion, falling plaster, steam, gas, electricity,  water, rain or snow or leaks from any part of the Property or from the pipes,  appliances  or  plumbing  works or from any other place or cause,  unless  such loss or damage  shall be caused by the  willful act or gross negligence of Landlord or its agents, contractors, or employees.

          (n) No  provisions  of this Lease  shall be deemed  waived by Landlord unless such waiver is in writing signed by Landlord. The waiver by Landlord of any breach of any  provision  of this Lease shall not be deemed a waiver of any subsequent  breach of the same or any other provision of this Lease.
     No delay or  omission  in the  exercise  of any right or remedy of Landlord upon any  default  by  Tenant  shall  impair  such  right or  remedy  or be construed as a waiver.  Landlord's  acceptance  of any payments of Rent due under  this  Lease  shall not be deemed a waiver of any  default  by Tenant under this Lease (including  Tenant's recurrent failure to timely pay Rent)
     other than Tenant's  nonpayment of the accepted sums, and no endorsement or statement on any check or accompanying any check or payment shall be deemed an accord and satisfaction. Landlord's consent to or approval of any act by
     Tenant  requiring  Landlord's  consent or  approval  shall not be deemed to waive or  render  unnecessary  Landlord's  consent  to or  approval  of any subsequent act by Tenant.

          (o) All obligations of Tenant  hereunder to be paid or performed prior to or after the expiration of the Term or earlier termination of this Lease shall survive such expiration or termination.

     [The remainder of this page has  intentionally  been left blank.  Signature page follows.]

         IN WITNESS  WHEREOF,  Landlord  has caused this Lease to be executed by its duly authorized  signatory,  and Tenant has caused this Lease to be executed by its  duly  authorized  signatory,  all as of the day  and  year  first  above written.

                                    LANDLORD:

                                    BUNGE NORTH AMERICA, INC.,
                                    a New York corporation

                                    By:      _________________________________
                                    Name:    _________________________________
                                    Title:   _________________________________

                                    TENANT:

                                    SOUTHWEST IOWA RENEWABLE ENERGY,

                                    LLC, an Iowa limited liability company

                                    By:      _________________________________
                                    Name:    _________________________________
                                    Title:   _________________________________

                                    Exhibit A

                       (Legal Description of the Property)

          The  following  legal  description  for  the  subject  property  is as follows:

West Tract

          Lots 1-8 and 13-16 in Block 8.  Bryant and Clarks Addition
          Lots 1-10 in Block 7, Bryant and Clarks Addition
          Lots 1-6, Block 6, Ferry's Addition, and including vacated 33rd Street and vacated  alleys and  adjoining  and  excepting  parts owned by the railroad

Middle Tract

          Lots 1-8, Block 9, Bryant and Clark Addition

East Tract

          Lots  7-8,  Block 2, and Lots 1-8,  Block 3, all in  Bryant  and Clark
Addition and  including  vacated 30th Street and vacated  alley,  and  excepting parts owned by the railroad.

          All three tracts are located in Council Bluffs, Pottawattamie County, Iowa